                                                                                                       Exhibit 32.1

                                  Certification of Chief Executive Officer under
                                   Section 906 of the Sarbanes-Oxley Act of 2002

         I hereby certify that the Annual Report on Form 10-K of O’Sullivan Industries Holdings, Inc. for the fiscal year ended June 30, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange
Act of 1934, and that the information contained in such annual report fairly presents, in all material respects, the financial condition and results of operations of O’Sullivan Industries Holdings, Inc.

Date: September 28, 2004                                                      /s/ Robert S. Parker
                                                              -----------------------------------------------------
         Robert S. Parker
                                                                      President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to O’Sullivan Industries
Holdings, Inc. and will be retained by O’Sullivan Industries Holdings, Inc. and furnished to the Securities and
Exchange Commission or its staff upon request.

                                                                                                       Exhibit 32.2

                                  Certification of Chief Financial Officer under
                                   Section 906 of the Sarbanes-Oxley Act of 2002

         I hereby certify that the Annual Report on Form 10-K of O’Sullivan Industries Holdings, Inc. for the fiscal year ended June 30, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange
Act of 1934, and that the information contained in such annual report fairly presents, in all material respects, the financial condition and results of operations of O’Sullivan Industries Holdings, Inc.

                                                                        /s/Rick A. Walters
Date: September 28, 2004                                      -----------------------------------------------------

                                                                                 Rick A. Walters
                                                                            Executive Vice President
                                                                           and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to O’Sullivan Industries
Holdings, Inc. and will be retained by O’Sullivan Industries Holdings, Inc. and furnished to the Securities and
Exchange Commission or its staff upon request.